UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

 May 18, 2012 (May 18, 2012)

KEATING CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	814-00778	26-2582882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5251 DTC Parkway, Suite 1100 Greenwood Village, CO 80111
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 889-0139

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

On March 23, 2012, Keating Capital, Inc. (the “Company”) filed a Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission (the “Commission”) relating to the Annual Meeting of Stockholders to be held on May 18, 2012 (“Annual Meeting”). The Proxy Statement described in detail the three proposals to be presented to the Company’s stockholders at the Annual Meeting.  The Board of Directors fixed the close of business on March 20, 2012 as the record date (the “Record Date”) for identifying those stockholders entitled to notice of, and to vote at, the Annual Meeting. A total of 9,283,781 shares of common stock were entitled to vote at the Annual Meeting.

On May 18, 2012, the Company held its Annual Meeting of Stockholders at the Company’s corporate headquarters.  At the Annual Meeting, the Company’s stockholders approved the first and second proposals described in the Proxy Statement before the Annual Meeting was adjourned.  To permit additional time to solicit stockholder votes for the third proposal described in the Proxy Statement, the Annual Meeting was adjourned until June 1, 2012 at 9:00 a.m. (Mountain Time) and scheduled to reconvene at that time at the Company’s headquarters located at 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado  80111.

The final voting results for the first and second proposals approved at the Annual Meeting were as follows:

First Proposal - The Company’s stockholders elected six directors to serve until 2013 or until their respective successors are duly elected and qualified. The tabulation of votes was:

Name	Votes For	Votes Withheld

Brian P. Alleman	5,109,711	161,673

Laurence W. Berger	5,116,863	154,521

Timothy J. Keating	5,092,249	179,135

Andrew S. Miller	5,112,425	158,959

Frederic M. Schweiger	5,113,211	158,173

J. Taylor Simonton	5,111,511	159,873

Second Proposal - The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

Votes For	Votes Against	Abstain
7,433,193	58,306	111,916

Item 7.01     Regulation FD Disclosure.

The Company issued a press release, filed herewith as Exhibit 99.1, and by this reference incorporated herein, on May 18, 2012 announcing that (i) the first and second proposals, each as described in the Proxy Statement, were approved at the Annual Meeting, and (ii) the adjournment of the Annual Meeting to permit additional time to solicit stockholder votes for the third proposal, as described in the Proxy Statement, until June 1, 2012 at 9:00 a.m. (Mountain Time), to be held at the Company’s headquarters located at 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado  80111.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 18, 2012	KEATING CAPITAL, INC.

		By:	/s/ Timothy J. Keating
Timothy J. Keating
President and Chief Executive Officer

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